UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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[X]	Preliminary Information Statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

LIFELOGGER TECHNOLOGIES CORP.
(Name of Registrant As Specified In Its Charter)

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[ ]	Fee paid previously with preliminary materials.

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LIFELOGGER TECHNOLOGIES CORP.

11380 Prosperity Farms Road, Suite 221E,

Palm Beach Gardens, Florida 33410

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement are furnished to the holders of shares of the common stock, par value $0.001 per share (“Common Stock”), of Lifelogger Technologies Corp., a Nevada corporation (“Lifelogger,” “us,” “our” or the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below.

On January 9, 2019, the Board (the “Board”) and a stockholder holding a majority of our voting power took action by written consent to approve the following actions:

●	Approve an amendment to our amended and restated articles of incorporation (the “Restated Articles”) to decrease our authorized capital stock from 500,000,000 shares to 30,000,000 shares, of which 25,000,000 shares will be Common Stock (the “Common Stock”), 22,500,000 shares of the Common Stock will be designated Class A Common Stock (the “Class A Common Stock”), 2,500,000 shares of the Common Stock will be designated Class B Common Stock (the “Class B Common Stock”) and 5,000,000 shares will be designated preferred stock, of which, 1,000 shares have been previously designated by the Board as Series A Preferred Stock (the “Series A Preferred Stock”) and 96,428 shares have been designated by the Board as Series B Preferred Stock (the “Recapitalization”).

●	Approve an amendment to the Restated Articles to affect the re-classification of our Common Stock into two separate classes, consisting of Class A Common Stock and Class B Common Stock (the “Share Classification”).

●	Approve an amendment to the Restated Articles to effect a reverse stock split of the outstanding shares of our Common Stock at the ratio of 1-for-7 (the “Reverse Stock Split”).

●	Approve an amendment to the Restated Articles to classify the Board into directors elected by holders of the Class A Common Stock and of any other class or series of voting stock (including the Class B Common Stock and the preferred stock) and directors elected by holders of the Class B Common Stock (the “Board Classification”, and collectively with the Recapitalization, the Share Classification, and the Reverse Stock Split, the “Amendments”).

●	Approve the reincorporation of the Company from the State of Nevada to the State of Delaware and changing the Company’s name from Lifelogger Technologies Corp. to Capital Park Holdings Corp. (the “Conversion”).

Stockholders of record at the close of business on January 9, 2019 are entitled to notice of this stockholder action by written consent. Because this action has been approved by the holder of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Amendments and the Conversion will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this Notice. We anticipate that the Amendments and the Conversion will become effective on or about ____________, 2019.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this Information Statement carefully. It describes the essential terms of the actions to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,
Palm Beach Gardens, Florida

January __, 2019	/s/ Eric Blue
Eric Blue
Chief Executive Officer

LIFELOGGER TECHNOLOGIES CORP.

11380 Prosperity Farms Road, Suite 221E,

Palm Beach Gardens, Florida 33410

January __, 2019

INFORMATION STATEMENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) will be sent or given on or about January ___, 2019, to the stockholders of record, as of January 9, 2019 (the “Record Date”), of LIFELOGGER TECHNOLOGIES CORP., a Nevada corporation (hereinafter referred to as “we,” “us,” “our,” “LIFELOGGER” or the “Company”). This Information Statement is being circulated to advise stockholders of certain actions already approved and taken without a meeting by written consent of a stockholder who holds a majority of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective at least 20 days after the mailing of this Information Statement are as follows:

●	Approve an amendment to our amended and restated articles of incorporation (the “Restated Articles”) to decrease our authorized capital stock from 500,000,000 shares to 30,000,000 shares, of which 25,000,000 shares will be common stock (the “Common Stock”), 22,500,000 shares of the Common Stock will be designated Class A Common Stock (the “Class A Common Stock”), 2,500,000 shares of the Common Stock will be designated Class B Common Stock (the “Class B Common Stock”) and 5,000,000 shares will be designated preferred stock, of which, 1,000 shares have been previously designated by the Corporation’s Board of Directors (the “Board”) as Series A Preferred Stock (the “Series A Preferred Stock”) and 96,428 have been designated by the Board as Series B Preferred Stock (the “Recapitalization”).

●	Approve an amendment to the Restated Articles to affect the re-classification of our Common Stock into two separate classes, consisting of Class A Common Stock and Class B Common Stock (the “Share Classification”).

●	Approve an amendment to the Restated Articles to effect a reverse stock split of the outstanding shares of our Common Stock at the ratio of 1-for-7 (the “Reverse Stock Split”).

●	Approve an amendment to the Restated Articles to classify the Board into directors elected by holders of the Class A Common Stock and of any other class or series of voting stock (including the Class B Common Stock and the preferred stock) (the “Class A Directors”) and directors elected by holders of the Class B Common Stock (the “Class B Directors”) (the “Board Classification”).

●	Approve the reincorporation of the Company from the State of Nevada to the State of Delaware and changing the Company’s name from Lifelogger Technologies Corp. to Capital Park Holdings Corp. (the “Conversion”).

The Recapitalization, the Share Classification, the Reverse Stock Split and the Board Classification are hereinafter referred to as the “Amendments.”

On January 9, 2019, the Board unanimously approved the Amendments and the Conversion. Subsequent to the Board’s approval of the Amendments and the Conversion, the Board and a stockholder holding a majority of our voting power (the “Consenting Stockholder”) approved the Amendments and the Conversion. The Consenting Stockholder and its approximate ownership percentage of our voting stock as of January 9, 2019, which total in the aggregate a majority of the voting rights under our Restated Articles, were as follows:

Name and Affiliation of Beneficial Holder	Type of Stock	Shares Beneficially Held	No. of Votes	Percent of Total Votes (1)
Capital Park Opportunities Fund Ltd.	Common	335,183	335,183	0.6%
	Series A Preferred	1,000	50,000,000	83.8%
Total Shares/Votes			50,335,183	84.4%

(1) See Record Date and Voting Securities below.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendments and the Conversion will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders and approval of the Financial Industry Regulatory Authority (FINRA) as discussed below. The Amendments and the Conversion will be effective after the expiration of such 20-day period and FINRA approval.

Our Common Stock is currently quoted on the OTCQB tier of the OTC Markets, and pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 certain of the Amendments will require FINRA’s approval in order for them to be recognized for trading purposes. Furthermore, certain of the Amendments will result in a change in our CUSIP number. We will provide definitive information on our FINRA approval and new CUSIP number in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission prior to the effective date of such Amendments.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized securities consist of 495,000,000 shares of Common Stock with a par value of $0.001 per share and 5,000,000 shares of preferred stock with a par value of $0.001 per share, of which 1,000 shares have been designated as Series A Preferred Stock and 96,428 shares have been designated as Series B Preferred Stock. As of the Record Date, there were 9,558,696 shares of Common Stock issued and outstanding, held by seven holders of record of our Common Stock. Each share of Common Stock is entitled to one vote per share. As of the Record Date, there were 1,000 shares of Series A Preferred Stock issued and outstanding. Each share of Series A Preferred Stock is entitled to 50,000 votes on all matters submitted to a vote of the Company’s stockholders. In the event that such votes do not total at least 51% of all votes, then the votes cast by the holders of the Series A Preferred Stock shall be equal to 51% of all votes cast at any meeting of the Company’s stockholders or any issue put to the stockholders for voting. As of the Record Date, there were 96,428 shares of Series B Preferred Stock issued and outstanding. Each share of Series B Preferred Stock is entitled to one vote on all matters submitted to a vote of the Company’s stockholders.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes (“NRS”). NRS 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of our voting power to approve the action described in this Information Statement.

AMENDMENT OF OUR ARTICLES TO INCREASE OUR AUTHORIZED CAPITAL STOCK FROM 500,000,000 TO 30,000,000 SHARES

On January 9, 2019, the Board and the Consenting Stockholder approved the Amendments, which will, among other things, have the effect of decreasing our authorized capital stock from 500,000,000 shares to 30,000,000 shares, of which 25,000,000 shares will be Common Stock, par value $0.001 per share and leave intact the previously authorized 5,000,000 shares of preferred stock, $0.001 par value per share, with such designations, rights and preferences as the Board may determine from time to time and the 1,000 shares of Series A Preferred Stock and the 96,249 shares of Series B Preferred Stock previously approved by the Board.

We currently have authorized capital stock of 500,000,000 shares, of which 495,000,000 shares are Common Stock and 5,000,000 are preferred stock, of which 1,000 shares have been designated as Series A Preferred Stock and 96,428 shares have been designated as Series B Preferred Stock. We had 9,558,686 shares of Common Stock, 1,000 shares of Series A Preferred Stock and 96,428 shares of Series B Preferred Stock, respectively, issued and outstanding as of the Record Date. Upon effectiveness of the Amendments, our authorized capital stock will consist of 30,000,000 shares, of which 25,000,000 will be Common Stock and 5,000,000 will be preferred stock, of which 1,000 shares have been designated as Series A Preferred Stock, 96,428 shares designated as Series B Preferred Stock and 4,902,572 remaining shares of preferred stock with such designations, rights and preferences as the Board may determine from time to time.

Purposes of the Decrease in Authorized Shares

Decreasing the number of authorized shares of our Common Stock more appropriately reflects where the Company currently is in terms of its growth, and we believe that the reduced number of authorized shares of Common Stock would not restrict our ability to take prompt action with respect to corporate opportunities that develop and require us to act expeditiously. There will be no change in the number of authorized preferred shares as a result of the decrease in authorized shares. The unissued shares of preferred stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. Notwithstanding the foregoing, we have no obligation to issue such shares and there are no plans, proposals or arrangements currently contemplated by us that would involve the issuance of the preferred shares to acquire another company or its assets, or for any other corporate purpose stated. In connection with our business operations, the Board believes it is in our best interests to decrease the number of authorized shares of Common Stock and to leave intact the previously authorized undesignated preferred stock, the Series A Preferred Stock and the Series B Preferred Stock. The additional authorized but unissued shares of Common Stock can provide flexibility in structuring the terms of any future agreements, as well as any future financing and recapitalization efforts.

Potential Anti-Takeover Effects of the Decrease in Capital Stock

Any decrease in Common Stock or preferred stock could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company to the extent it results in a greater concentration of Common Stock or preferred stock being held by a smaller number of stockholders some of which whose interests are aligned with that of the Board. The remaining unissued shares of Common Stock or preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of Common Stock and/or to designate one or more series or classes of preferred stock for issuance could also discourage an attempt by a party to acquire control of our Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Common Stock or preferred stock to persons whose interests are aligned with that of the Board could make it more difficult to remove incumbent officers and directors from office, even if such change were to be favorable to stockholders generally.

Although decreasing the proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the Recapitalization was not proposed in response to any effort of which we are aware to accumulate shares of Common Stock or preferred stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the board and our stockholders.

To the extent that the decrease in the number of authorized shares may have anti-takeover effects, the Recapitalization, when effected, may encourage persons seeking to acquire us to negotiate directly with the Board, enabling the Board to consider a proposed transaction in a manner that best serves our stockholders’ interests.

The Board believes that it is advisable and in the best interests of our Company to have available authorized but undesignated shares of preferred stock in an amount adequate to provide for our future needs. The designation of one or more classes or series of preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. We have no present plans or commitments for the issuance or use of the proposed shares of preferred stock in connection with any financing.

Procedure for Effecting the Recapitalization

The Recapitalization will become effective at such time as a certificate of amendment to our Restated Articles is filed with the Secretary of State of Nevada. Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendments will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders. We expect to file a certificate of amendment to our Restated Articles with the Secretary of State of Nevada effective on or about __________, 2019.

Vote Required

Pursuant to NRS 78.385 and 78.390, the approval of the Recapitalization required a majority of our outstanding voting capital stock. As discussed above, the Consenting Stockholder has consented to the Recapitalization.

AMENDMENT OF OUR ARTICLES TO RECLASSIFY OUR COMMON STOCK INTO TWO CLASSES – CLASS A COMMON AND CLASS B COMMON

General

On January 9, 2019, the Board and the Consenting Stockholder approved the Amendments, which will, among other things, have the effect of re-classifying our Common Stock into two separate classes –the Class A Common Stock and the Class B Common Stock. The Class A Common Stock and the Class B Common Stock are identical in rights and benefits except (a) in connection with matters submitted to stockholders of the Company for a vote and (b) in connection with the election of directors to the Board.

On any matter presented to the stockholders of the Company for their action or consideration, each holder of outstanding shares of Class B Common Stock shall be entitled to cast the number of votes equal to the product of (a) the number of whole shares of Class A Common Stock into which the shares of Class B Common Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter, multiplied by (b) ten (10). Except as provided by law or by the other provisions of the Restated Articles, holders of Class B Common Stock shall vote together with the holders of Class A Common Stock and preferred stock as a single class.

The holders of Class B Common Stock, voting exclusively and as a separate class, shall be entitled to elect two (2) Class B Directors to the Board. Any Class B Director may be removed without cause by, and only by, the affirmative vote of the holders of eighty percent (80%) of the shares of Class B Common Stock, voting exclusively and as a separate class. If the holders of shares of Class B Common Stock fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors, voting exclusively and as a separate class, then any directorship not so filled shall remain vacant until such time as the holders of the Class B Common Stock elect a person to fill such directorship. The holders of Class A Common Stock and of any other class or series of voting stock (including the Class B Common Stock and the preferred stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors to the Board.

Purposes of the Re-Classification of Common Stock

The re-classification of the shares into Class A Common Stock and Class B Common Stock will enable the Company and the Board to focus on enhancing stockholder value. The holders of the Class B Common Stock will initially be stockholders that are associated with the Company. Such holders of the Class B Common Stock and the Board will each be focused on the Company’s operations and growth opportunities from a long-term perspective. This should minimize the short-term focus that certain other public companies must deal with. In addition, given the holders of the Class B Common Stock are associated with the Company, the Share Classification will also provide continuity and stability to the Company’s other stockholders, which should be beneficial to them.

Potential Anti-Takeover Effects of the Re-Classification of the Common Stock

Any re-classification of our Common Stock into two distinct classes could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company to the extent it results in the frustration of a potential acquiror replacing the entirety of the Board where the potential acquiror did not hold a sufficient number of shares of Class B Common Stock to remove and replace the Class B Directors.

Although re-classifying our Common Stock could, under certain circumstances, have an anti-takeover effect, the Share Classification was not proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the board and our stockholders.

To the extent that the re-classification of our Common Stock may have anti-takeover effects, the Share Classification, when effected, may encourage persons seeking to acquire us to negotiate directly with the Board, enabling the Board to consider a proposed transaction in a manner that best serves our stockholders’ interests.

The Board believes that it is advisable and in the best interests of our Company to consummate the Share Classification.

Procedure for Effecting the Share Classification

The Share Classification will become effective at such time as a certificate of amendment to our Restated Articles is filed with the Secretary of State of Nevada. Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendments will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders. We expect to file a certificate of amendment to our Restated Articles with the Secretary of State of Nevada effective on or about __________, 2019.

Vote Required

Pursuant to NRS 78.385 and 78.390, the approval of the Share Classification required a majority of our outstanding voting capital stock. As discussed above, the Consenting Stockholder has consented to the Share Classification.

AMENDMENT OF OUR ARTICLES TO EFFECT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF OUR COMMON STOCK AT THE RATIO OF 1-FOR-7

General

The Consenting Stockholder has approved a resolution granting the Board the authority to effect the Reverse Stock Split, as described below. If the Board elects to implement the Reverse Stock Split, it will become effective through an amendment to the Restated Articles. To the extent the Board elects to implement the Reverse Stock Split, it currently intends to implement it prior to implementing the other Amendments or the Conversion.

The Reverse Stock Split permits (but does not require) the Board to effect the Reverse Stock Split at a ratio (the “Reverse Stock Split Ratio”) of 1:7. The Board reserves its right not to effect the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Reasons for the Reverse Stock Split

The purpose of the proposed Reverse Stock Split is to decrease the number of outstanding shares of Common Stock in order to increase the market value of each share of Common Stock. Immediately following the Reverse Stock Split the per-share price of the Common Stock should generally increase proportionately with the Reverse Stock Split Ratio. For example, immediately following the Reverse Stock Split, you would expect the price of our shares of Common Stock to quintuple if the Company did a five-to-one consolidation of our shares of Common Stock. In the longer term, however, depending upon market and industry conditions and the status of our Company, the Reverse Stock Split may have no effect, a positive effect or a negative effect on the value of the consolidated Common Stock.

We believe it is necessary to seek to increase the market price of the Common Stock by means of the Reverse Stock Split for the following purposes:

■	Give the Board Flexibility in Structuring Investments and Potential Change of Control Transactions. The Company’s business is experiencing a lack of revenue, and the Company is in immediate need of additional capital. To address its situation, the Company is considering various alternative plans. At least one alternative involves diversifying the Company’s business by acquiring an additional business or lines of business from other companies using its stock as consideration. The acquisition of any such business may require the issuance of a significant number of shares of capital stock (including a number well in excess of a majority if the acquired business is more valuable than the business of the Company). In addition, the target may request a consolidation of the Common Stock to ensure that desired ownership percentages by the other party to the transaction can be achieved without leaving the capitalization of the Company too large relative to the size of its business. In addition, in order to obtain financing, the Company may be required to consolidate its Common Stock in order to increase the market price since many investors will not invest in a stock with a trading price below a certain level.

■	Reduced Risk of the OTCQB Marketplace Delisting. By potentially increasing the market price of the Common Stock, the Reverse Stock Split would reduce the risk that shares of our Common Stock could be delisted from the OTCQB Marketplace. The continued listing rules of the OTCQB Marketplace require, among other things, that issuers maintain a minimum closing bid price of at least $0.01 per share. By potentially increasing the market price of the Common Stock, the Company will help maintain a minimum closing bid price above $0.01 per share.

■	Increased Analyst, Adviser and Broker Interest. The Reverse Stock Split could increase analyst, broker and investor interest in our Common Stock as many of their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many investment banks, investment advisers, brokerages and investors houses have adopted internal policies and practices that either prohibit or discourage them from following low-priced stocks or recommending low-priced stocks to their customers. There is no assurance that the Reverse Stock Split would cause any such increase in financial industry interest.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase (proportionately to the reduction in the number of shares of our Common Stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split could be lower or higher than the total market capitalization before the Reverse Stock Split.

Effects of Reverse Stock Split

Of the 495,000,000 shares of pre-Reverse Stock Split Common Stock which are presently authorized, 9,558,686 shares are issued and outstanding as of January 9, 2019. The Reverse Stock Split does not itself change number of our authorized shares of Common Stock. The practical effect of the Reverse Stock Split will be to provide us with 23,634,473 additional authorized but unissued shares of our post-Reverse Stock Split Common Stock which, along with our proposed decrease in authorized Common Stock from 495,000,000 shares to 25,000,000 shares will decrease the total number of authorized but unissued shares of Common Stock available for future issuance to 23,634,473.

The following table presents information about our issued and outstanding Common Stock, shares reserved and shares available for future issuance, on a pre-Reverse Stock Split and post-Reverse Stock Split basis:

Description	Number of Shares
	Pre-Reverse Split	Post-Reverse Split(1)
Total Authorized Shares of our Common Stock	495,000,000	25,000,000
Less:
Issued and Outstanding Shares	9,558,686	1,365,527
Shares Available for Future Issuance	485,441,314	23,634,473

(1) Amounts estimated, subject to rounding. The Post-Reverse Split assumes the Recapitalization is completed immediately after the Reverse Stock Split.

The Board and management believe that it is prudent and advisable for us to retain a sufficient number of authorized shares now to better position ourselves with added flexibility to raise additional capital through a variety of possible financing transactions and/or consummate mergers, acquisitions, combinations and various other strategic alternatives, and in order to avoid delays that might otherwise arise if we were required to solicit stockholder approval for additional shares at the time of a proposed transaction.

Our authorized but unissued Common Stock may be issued at the direction of the Board at such times, in such amounts and upon such terms as the Board may determine, without further approval of our stockholders unless, in any instance, such approval is expressly required by law.

The Common Stock that will be available for issuance following the Reverse Stock Split and the Recapitalization could have material anti-takeover consequences, including the ability of the Board to issue additional Common Stock without additional stockholder approval because unissued Common Stock could be issued by the Board in circumstances that may have the effect of delaying, deterring or preventing takeover bids. For example, without further stockholder approval, the Board could strategically sell Common Stock in a private transaction to purchasers who would oppose a takeover. In addition, because stockholders do not have preemptive rights under our Restated Articles, the rights of existing stockholders may (depending on the particular circumstances in which the additional Common Stock are issued) be diluted by any such issuance and increase the potential cost to acquire control of our Company. The Company’s stockholders should be aware that approval of the Amendments could facilitate our efforts to deter or prevent changes of control in the future.

Other than as set forth herein, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of Common Stock. The Board does not intend to issue any additional Common Stock except on terms that it deems to be in the best interest of our Company and our stockholders. It is not anticipated that our financial condition, the percentage ownership of management, the number of stockholders, or any aspect of our business will materially change as a result of the Reverse Stock Split.

At the Effective Time (as defined below), each lot of 7 pre-Reverse Stock Split shares of our Common Stock (the “Old Shares”), as determined by the Board, issued and outstanding immediately prior to the Effective Time will, automatically and without any further action on the part of our stockholders, be combined into and become one (1) post-Reverse Stock Split share of our Common Stock (a “New Share”), subject to the treatment for fractional shares described below, and each certificate which, immediately prior to the Effective Time, represented Old Shares will be deemed, for all corporate purposes, to evidence ownership of New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

The Reverse Stock Split will be effected simultaneously for all of our then-existing Old Shares and the exchange ratio will be the same for all of our shares of outstanding our Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in us, subject to the treatment for fractional shares described below. See “Fractional Shares” below. The New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. Except as contemplated by the Share Classification, all New Shares will have the same voting rights and other rights as Old Shares. Pursuant to our Restated Articles, stockholders of the Company do not have preemptive rights to acquire additional shares of our Common Stock. The following table provides the effects of the Reverse Stock Split based on 9,558,686 shares of our Common Stock outstanding as of January 9, 2019.

Reverse Stock Split	Percentage Reduction in the Outstanding Shares of our Common Stock	Our Common Stock Outstanding after the Reverse Stock Split	Our Common Stock Available for Issuance after the Reverse Stock Split
1-for-7	85.7%	1,365,527	493,634,473	(1)

(1) Amount does not give effect to the decrease from 495,000,000 to 25,000,000 in authorized shares of Common Stock. The number of shares of Common Stock available for issuance after the Reverse Stock Split and the Recapitalization will be 23,634,473 shares.

A new CUSIP number will also be assigned to our Common Stock following the Reverse Stock Split.

Commencing at the Effective Time, to the extent there are any, all outstanding options, warrants and other convertible securities entitling holders thereof to purchase shares of our Common Stock would entitle such holders to receive, upon exercise of their securities, 1/7th of the number of shares of our Common Stock which such holders may purchase upon exercise or conversion of their securities. In addition, commencing at the Effective Time, the exercise or conversion price of all outstanding options, warrants and our other convertible securities will be increased 7 times, based on the exchange ratio of the Reverse Stock Split.

Par Value Per Share of our Common Stock

As a consequence of the Reverse Stock Split, the par value per share of our Common Stock will remain at $0.001 per share.

Fractional Shares

No scrip or fractional shares will be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to receive a fractional share of our Common Stock. In lieu of issuing fractional shares, the Company will round up to one whole share of our Common Stock in the event a stockholder would be entitled to receive a fractional share of our Common Stock.

Effect on Voting Rights of, and Dividends on, our Common Stock

Proportionate voting rights and other rights of the holders of our Common Stock will not be affected by the Reverse Stock Split. The percentage of outstanding shares owned by each stockholder prior to the Reverse Stock Split will remain the same, except for adjustment as a consequence of rounding up of any fractional shares created by the Reverse Stock Split. See “Fractional Shares” above.

We do not believe that the Reverse Stock Split will have any effect with respect to future distributions, if any, to our stockholders, other than in respect of the additional shares issued to all of our stockholders in the Reverse Stock Split as a consequence of rounding up of any fractional shares created by the Reverse Stock Split.

Effect on Liquidity

The decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Stock Split may decrease the liquidity in our Common Stock if the anticipated beneficial effects do not occur. See “Reasons for the Reverse Stock Split” above.

Certain U.S. Federal Income Tax Consequences

The following summary of certain material federal income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only, is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each stockholder’s own particular circumstances. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as stockholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, stockholders who are not “United States persons” as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), broker-dealers and tax-exempt entities. This summary is based on the Code, the U.S. Treasury Department regulations thereunder and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect. This summary addresses only those stockholders who hold their Old Shares as “capital assets” as defined in the Code (generally, property held for investment), and will hold the New Shares as capital assets.

Holders of our Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws, and also as to any estate or gift tax considerations.

We are structuring the Reverse Stock Split in an effort to obtain the following consequences:

■	the Reverse Stock Split will qualify as a recapitalization under section 368(a)(1)(E) of the Code for U.S. federal income tax purposes;

■	stockholders should not recognize any gain or loss as a result of the Reverse Stock Split;

■	the aggregate basis of a stockholder’s Old Shares will become the aggregate basis of the New Shares held by such stockholder immediately after the Reverse Stock Split; and

■	the holding period of the New Shares will include the stockholder’s holding period for the Old Shares.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. federal tax penalties. It was written solely in connection with the proposed Reverse Stock Split of our Common Stock.

Regulatory Effects. The Common Stock is currently registered under Section 12(g) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split would not affect the registration of the Common Stock under the Exchange Act or the Company’s obligation to publicly file financial and other information with the Securities and Exchange Commission. If the proposed Reverse Stock Split were implemented, the Common Stock would continue to trade on the OTCQB Marketplace under the symbol “LOGG,” assuming the Company maintains compliance with its listing requirements; however, the Company would be required to obtain a new CUSIP number associated with post-Reverse Stock Split shares of Common Stock. Following the Conversion, the Company may elect to take the actions necessary to change its trading symbol.

No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

The Proposed Reverse Stock Split May Decrease the Liquidity of the Common Stock. The liquidity of the Common Stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Possible Anti-Takeover Effects of the Actions

As described in more detail above, the Reverse Stock Split will result in an effective increase in the number of authorized but unissued shares of our Common Stock. Under certain circumstances this could have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company and our stockholders. The effective increase in the number of authorized but unissued shares of our Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempt, the effective increase in the number of authorized but unissued shares of our Common Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the effective decrease in the number of authorized but unissued shares of our Common Stock may have the effect of permitting the Company’s current management, including the current board of directors, to retain its position and place it in a better position to resist changes that stockholders may desire to make if they are dissatisfied with the conduct of the Company’s business. However, the Board did not approve the Reverse Stock Split with the intent that the Reverse Stock Split be used as a type of anti-takeover device.

In addition to the potential anti-takeover effects of an effective increase in the number of authorized but unissued shares of our Common Stock, certain provisions of the Restated Articles also could be used by management of the Company to prevent, delay or defer a transaction that might provide an above-market premium that is favored by a majority of the independent stockholders without further vote or action by the stockholders.

As described in more detail above, the Restated Articles provide that the preferred stock authorized by the Restated Articles may be issued from time to time in one or more series and authorizes the Board to fix or alter powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed on each additional series of preferred stock, and the number of shares constituting any such series and the designation thereof, or any of them. The issuance of preferred stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or to otherwise gain control of the Company by diluting their stock ownership. In addition, the ability of the Board to distribute shares of any class or series (within limits imposed by applicable law) as a dividend in respect of issued shares of preferred stock also could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company and effectively delay or prevent a change in control without further action by the stockholders.

While the aforementioned provision of the Restated Articles may be deemed to have possible anti-takeover effects, their approval and adoption was not prompted by any specific takeover threat currently perceived by management, and neither our management nor the Board views any provision of the Restated Articles as an anti-takeover mechanism. Except for the potential effects of the aforementioned provision, there are no anti-takeover provision in the Restated Articles, the Bylaws or other governing documents of the Company, and the Board currently has no plan to adopt any proposal or to enter into any other arrangement that may have material anti-takeover consequences.

Vote Required

Pursuant to NRS 78.207, 78.385 and 78.390, the approval of the Reverse Stock Split required a majority of our outstanding voting capital stock. As discussed above, the Consenting Stockholder has consented to the Reverse Stock Split.

Our Common Stock is currently quoted on the OTCQB Tier of the OTC Markets Group, and the Reverse Stock Split will require approval by FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for it to be recognized for trading purposes. We expect to receive FINRA’s approval prior to the effective date of the Reverse Stock Split.

AMENDMENT OF OUR ARTICLES TO RECLASSIFY THE BOARD OF DIRECTORS INTO TWO CLASSES – CLASS A DIRECTORS AND CLASS B DIRECTORS

General

On January 9, 2019, the Board and the Consenting Stockholder approved the Amendments, which will, among other things, have the effect of re-classifying the Board into two classes, consisting of the Class A Directors elected by holders of our Class A Common Stock and of any other class or series of voting stock (including the Class B Common Stock and the preferred stock) and the Class B Directors elected by holders of our Class B Common Stock. The Class A Common Stock and the Class B Common Stock are identical in rights and benefits except (a) in connection with matters submitted to stockholders of the Company for a vote and (b) in connection with the election of directors to the Board. The holders of Class B Common Stock, exclusively and as a separate class, shall be entitled to elect two (2) Class B Directors. Any Class B Director may be removed without cause by, and only by, the affirmative vote of the holders of eighty percent (80%) of the shares of Class B Common Stock, exclusively and as a separate class. If the holders of shares of Class B Common Stock fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors, voting exclusively and as a separate class, then any directorship not so filled shall remain vacant until such time as the holders of the Class B Common Stock elect a person to fill such directorship. The holders of Class A Common Stock and of any other class or series of voting stock (including the Class B Common Stock and the preferred stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the Board, which shall consist of Class A Directors. The Class B Directors shall have certain approval rights for as long as the Class B Common Stock is outstanding.

At any time when shares of Class B Common Stock are outstanding, the Company shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Restated Articles) approval of the Board, which approval must include the affirmative vote of all of the Class B Directors:

■	Amend, alter or otherwise change the rights, preferences or privileges of the Class B Common Stock, or amend, alter or repeal any provision of the Restated Articles, as amended, or Bylaws, as amended, in a manner that adversely affects the powers, preferences or rights of the Class B Common Stock;

■	Dissolve or wind-up the business and affairs of the Company, effect any merger or consolidation or any other deemed liquidation event, or consent to any of the foregoing;

■	Create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock, or increase the authorized number of shares of or issue additional shares of Class B Common Stock or increase the authorized number of shares of any additional class or series of capital stock;

■	Increase or decrease the authorized number of directors constituting the Board;

■	Hire, terminate, change the compensation of, or amend the employment agreements of, the executive officers of the Company or any subsidiary of the Company, including approving any incentive compensation, option grants or stock awards to executive officers;

■	Purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Company;

■	Create, or authorize the creation of, or issue, or authorize the issuance of any debt security, or permit any subsidiary to take any such action with respect to any debt security, if the aggregate indebtedness of the Company and its subsidiaries for borrowed money following such action would exceed $100,000, or guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

■	Make, or permit any subsidiary to make, any loan or advance outside of the ordinary course of business to any employee or director of the Company or any subsidiary, or to any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

■	Create, or hold capital stock in, any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Company, or sell, transfer or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Company, or permit any direct or indirect subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such subsidiary;

■	Change the principal business of the Company, enter new lines of business, or exit the current line of business;

■	Enter into any agreement, contract, arrangement or corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $100,000;

■	Enter into or be a party to any transaction outside of the ordinary course of business with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of any such person or entity; or

■	Acquire, by merger, stock purchase, asset purchase or otherwise, any material assets or securities of any other corporation, partnership or other entity.

Purposes of the Re-Classification of the Board

The Board Classification will offer several advantages to the Company and its stockholders. It will promote Board continuity and stability, particularly since the holders of the Class B Common Stock will elect the Class B Directors. It will encourage the Board to take a long-term perspective with respect to the Company’s operations and future growth. In addition, it will reduce the Company’s vulnerability to coercive takeover tactics since the Class B Directors will be elected by the holders of the Class B Common Stock.

Potential Anti-Takeover Effects of the Classification of the Board

Any re-classification of the Board into two distinct classes could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company to the extent it results in the frustration of a potential acquiror in any attempt to replace the entirety of the Board where the potential acquiror did not hold a sufficient number of shares of Class B Common Stock to remove and replace the Class B Directors.

Although re-classifying the Board could, under certain circumstances, have an anti-takeover effect, the Board Classification was not proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the board and our stockholders.

To the extent that the classification of the Board may have anti-takeover effects, the Board Classification, when effected, may encourage persons seeking to acquire us to negotiate directly with the Board, enabling the Board to consider a proposed transaction in a manner that best serves our stockholders’ interests.

The Board believes that it is advisable and in the best interests of our Company to complete the Board Classification.

Procedure for Effecting the Board Classification

The Board Classification will become effective at such time as a certificate of amendment to our Restated Articles is filed with the Secretary of State of Nevada. Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Amendments will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders. We expect to file a certificate of amendment to our Restated Articles with the Secretary of State of Nevada effective on or about [________], 2019.

Vote Required

Pursuant to NRS 78.385 and 78.390, the approval of the Board Classification required a majority of our outstanding voting capital stock. As discussed above, the Consenting Stockholder has consented to the Board Classification.

REINCORPORATION OF THE COMPANY FROM NEVADA TO DELAWARE AND CHANGING THE COMPANY’S NAME

General

On January 9, 2019, the Board and the Consenting Stockholder approved the Conversion. The Conversion will result in the reincorporation of the Company from the State of Nevada to the State of Delaware and changing the Company’s name from Lifelogger Technologies Corp. to Capital Park Holdings Corp.

Purposes of the Conversion

The primary reason that the Board has approved the Conversion is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Conversion. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. Any benefits provided to the Company by Delaware law directly benefit the Company’s stockholders. In approving the Conversion, the Board and the Consenting Stockholder considered, among others, the following benefits of Delaware law to the Company and its stockholders:

●	the Company would be governed by the Delaware General Corporation Law (the “DGCL”), which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

●	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

●	the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

●	the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

●	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS.

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Conversion may also make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with the DGCL, including provisions relating to director indemnification, from their past business experience.

In addition, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain international investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to stockholder rights.

The Board and the Consenting Stockholder did not approve the Conversion to prevent a change in control of the Company and are not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board.

Effects of the Conversion

By virtue of the Conversion, all of the rights, privileges and powers of the Company, all property owned by the Company, all debts due to the Company and all other causes of action belonging to the Company immediately prior to the Conversion will remain vested in the Company following the Conversion. In addition, by virtue of the Conversion, all debts, liabilities and duties of the Company immediately prior to the Conversion will remain attached to the Company following the Conversion. The Company will remain as the same entity following the Conversion, and the Conversion will not effect any change in our business, management or operations or the location of our principal executive offices.

Upon effectiveness of the Conversion, all of our issued and outstanding shares of capital stock will be automatically converted into issued and outstanding shares of capital stock of the Company incorporated in Delaware, without any action on the part of our stockholders. The Conversion will have no effect on the trading of our shares of capital stock. The Company will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our capital stock that are freely tradeable prior to the Conversion will continue to be freely tradeable, and shares of the Company’s common stock that are subject to restrictions prior to the Conversion will continue to be subject to the same restrictions as shares of the Company incorporated in Delaware. The Conversion will not change the respective positions of the Company or our stockholders under federal securities laws.

Upon effectiveness of the Conversion, our directors and officers will become all of the directors and officers of the Company incorporated in Delaware. We believe that the Conversion will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company incorporated in Delaware.

The Company stockholders will not be required to exchange their stock certificates for new stock certificates. Our stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

Procedure for Effecting the Share Classification

To accomplish the Conversion, the Board has adopted a plan of conversion (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to all of the provisions of the DGCL.

The Board will cause the Conversion to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada articles of conversion (the “Nevada Articles of Conversion”) and will file with the Secretary of State of the State of Delaware (a) a certificate of conversion (the “Delaware Certificate of Conversion”) and (b) a certificate of incorporation, which will govern the Company as a Delaware corporation (the “Delaware Certificate of Incorporation”). In addition, the Board will adopt Bylaws for the Company.

Notwithstanding the foregoing, the Conversion may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Conversion, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our stockholders. The Conversion would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, as applicable) of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Vote Required

Pursuant to NRS 78.385 and 78.390, the approval of the Conversion required a majority of our outstanding voting capital stock. As discussed above, the Consenting Stockholder has consented to the Conversion.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

■	Any director or officer of our Company,

■	Any proposed nominee for election as a director of our Company, and

■	Any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” No director has advised us that he intends to oppose the Amendments and the Conversion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock and preferred stock as of January 9, 2019 by the following persons:

■	Each person known by the Company to beneficially own more than 5% of the Company’s outstanding Common Stock;

■	Each of the named executive officers (as defined in Item 402 of Regulation S-K);

■	Each of our directors, and

■	All of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from January 9, 2019, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from January 9, 2019.

The amounts included in the table under “Post-Reverse Stock Split” give effect to the completion of the Reverse Stock Split.

Series A Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Capital Park Opportunities Fund Ltd. (1)	1,000	100.0%
All officers and directors as a group (one person):	1,000	100.0%

(1) Calculated on the basis of 1,000 issued and outstanding shares of Series A Preferred Stock as of January 9, 2019. Each share of Series A Preferred Stock entitles the holder to 50,000 votes on all matters submitted to a vote of the Company’s stockholders. In the event that such votes do not total at least 51% of all votes, then the votes cast by the holders of the Series A Preferred Stock shall be equal to 51% of all votes cast at any meeting of the Company’s stockholders or any issue put to the stockholders for voting.

Common Stock

	Pre-Reverse Stock Split			Post-Reverse Stock Split
	Amount and Nature of Beneficial Ownership		% of Class(1)	Amount and Nature of Beneficial Ownership		% of Class(2)
Capital Park Opportunities Fund Ltd.	50,335,183	(1)	84.4%	50,047,883	(2)	97.3%
All officers and directors as a group (one person)	50,335,183		84.4%	50,047,883		97.3%

(1) Based on 9,558,686 shares of Common Stock as of January 9, 2019 and 50,000,000 votes by holder of Series A Preferred Stock. The number of shares beneficially owned by Capital Park Opportunities Fund Ltd. includes 50,000,000 votes by virtue of its ownership of 1,000 shares of Series A Preferred stock as disclosed above.

(2) Calculated on the basis of 1,365,527 issued and outstanding shares of Common Stock and 50,000,000 votes by virtue of Capital Park Opportunities Fund Ltd.’s ownership of 1,000 shares of Series A Preferred stock as discussed above.

Changes in Control

We are unaware of any contract of other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a website (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the EDGAR system. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to LIFELOGGER TECHNOLOGIES CORP., 11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, FL 33410, Attn: Eric Blue, Chief Executive Officer, or by telephoning the Company at (972) 525-8546.

Our principal executive office is located at 11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, FL 33410. Our corporate website is http://www.lifelogger.com and our phone number is (972) 525-8546.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to LIFELOGGER TECHNOLOGIES CORP., 11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, FL 33410, Attn: Eric Blue, Chief Executive Officer, or by telephoning the Company at (972) 525-8546.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

LIFELOGGER TECHNOLOGIES CORP.

January ___, 2019	/s/ Eric Blue
Eric Blue
Chief Executive Officer